UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2010

DIGITAL REALTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-32336	26-0081711
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

560 Mission Street, Suite 2900 San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)

(415) 738-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously reported, on December 31, 2009, we and our operating partnership, Digital Realty Trust, L.P., entered into equity distribution agreements, which we refer to as the Original Equity Distribution Agreements, with each of Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Credit Suisse Securities (USA) LLC, or the Original Agents, under which we agreed to issue and sell shares of our common stock having an aggregate offering price of up to $400,000,000 from time to time through, at our discretion, any of the Original Agents as our sales agents.

On January 22, 2010, we amended and restated each Original Equity Distribution Agreement with the applicable Original Agent, and also entered into a new equity distribution agreement with Morgan Stanley & Co. Incorporated, or, collectively, the Equity Distribution Agreements, under which we may issue and sell shares of our common stock having an aggregate offering price of up to $400,000,000 (including the 1,074,379 shares of common stock having an aggregate offering price of $54,299,597 sold pursuant to the Original Equity Distribution Agreements as of January 22, 2010), from time to time through, at our discretion, any of the Original Agents or Morgan Stanley & Co. Incorporated, or, collectively, the Agents, as our sales agents. We refer to such Agent selected by us for a sale as the Designated Agent. The sales, if any, of common stock made under the equity distribution agreements will be made in “at the market” offerings as defined in Rule 415 of the Securities Act of 1933, as amended, including sales made directly on the New York Stock Exchange, the principal trading market for our common stock, or sales made to or through a market maker or through an electronic communications network. The Equity Distribution Agreements are attached as Exhibits 1.1, 1.2, 1.3 and 1.4 to this Current Report on Form 8-K and each is incorporated herein by reference.

We will designate the maximum amount of common stock to be sold through the Designated Agent on a daily basis or otherwise as we and such Designated Agent agree and the minimum price per share at which such shares may be sold. Subject to the terms and conditions of the Equity Distribution Agreements, the Designated Agent will use its reasonable efforts to sell on our behalf all of the designated shares of our common stock.

We intend to contribute the net proceeds from the sale of the shares pursuant to the Equity Distribution Agreements to our operating partnership, which will subsequently use such net proceeds to temporarily repay all or a portion of our borrowings under our revolving credit facility, to acquire additional properties, to fund development and redevelopment opportunities and for general corporate purposes. We intend to reborrow amounts under our revolving credit facility from time to time to acquire additional properties, to fund development and redevelopment opportunities and for general corporate purposes.

The shares will be issued pursuant to our automatic shelf registration statement on Form S-3 (File No. 333-158958) filed on May 1, 2009 with the Securities and Exchange Commission and the prospectus supplement filed on January 22, 2010 to the prospectus included in the registration statement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
1.1	Amended and Restated Equity Distribution Agreement dated January 22, 2010 among Digital Realty Trust, Inc., Digital Realty Trust, L.P. and Citigroup Global Markets Inc.

1.2	Amended and Restated Equity Distribution Agreement dated January 22, 2010 among Digital Realty Trust, Inc., Digital Realty Trust, L.P. and Merrill Lynch, Pierce, Fenner & Smith Incorporated

1.3	Amended and Restated Equity Distribution Agreement dated January 22, 2010 among Digital Realty Trust, Inc., Digital Realty Trust, L.P. and Credit Suisse Securities (USA) LLC

1.4	Equity Distribution Agreement dated January 22, 2010 among Digital Realty Trust, Inc., Digital Realty Trust, L.P. and Morgan Stanley & Co. Incorporated

5.1	Opinion of Venable LLP

23.1	Consent of Venable LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digital Realty Trust, Inc.

By:	/S/ JOSHUA A. MILLS
Joshua A. Mills
General Counsel and Assistant Secretary

Date: January 22, 2010

EXHIBITS

Exhibit Number	Description
1.1	Amended and Restated Equity Distribution Agreement dated January 22, 2010 among Digital Realty Trust, Inc., Digital Realty Trust, L.P. and Citigroup Global Markets Inc.

1.2	Amended and Restated Equity Distribution Agreement dated January 22, 2010 among Digital Realty Trust, Inc., Digital Realty Trust, L.P. and Merrill Lynch, Pierce, Fenner & Smith Incorporated

1.3	Amended and Restated Equity Distribution Agreement dated January 22, 2010 among Digital Realty Trust, Inc., Digital Realty Trust, L.P. and Credit Suisse Securities (USA) LLC

1.4	Equity Distribution Agreement dated January 22, 2010 among Digital Realty Trust, Inc., Digital Realty Trust, L.P. and Morgan Stanley & Co. Incorporated

5.1	Opinion of Venable LLP

23.1	Consent of Venable LLP (included in Exhibit 5.1)